UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
           ----------------------------------------------------------
                (State or other jurisdiction of (Commission File
                                (I.R.S. Employer
           incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
    -------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 8, 2003, affiliates of Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), closed on a transaction admitting a new 70% joint venture partner to its subsidiary (the "Venture") that owns the Bank One Center office building located at 131 South Dearborn Street, Chicago, Illinois (the "Property"). The new joint venture partner is an affiliate of Estein & Associates USA, Ltd. of Orlando, Florida (together with such affiliates, the "JV Partner").

The Venture also simultaneously closed on a new $270.0 million mortgage loan with Landesbank Hessen-Thuringen Girozentrale having the Venture as the borrower, a portion of which was used to repay in full the existing senior and mezzanine indebtedness encumbering the Property, and $22.5 million of which will be funded post-closing to pay for tenant improvement costs under future leases at the Property.

The Company filed a Form 8-K on September 5, 2003 and filed another Form 8-K on October 8, 2003 describing in detail the foregoing transaction, both of which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)     Financial Statements

        None

(b)     Pro Forma Financial Information

        Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the following unaudited pro forma financial information:

        Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2003

        Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2003

(c) Exhibits:

        Exhibit
        No.          Description

          99.1 Pro Forma Financial Information, including Basis of Presentation, Pro Forma Consolidated Balance Sheet as of June 30, 2003, Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2003 and Notes to Pro Forma Consolidated Financial Statements.

          99.2 Third Amendment to Contribution Agreement entered into as of October 8, 2003, between Prime Group Realty, L.P. and WELP Chicago, L.C.

          99.3 Amended and Restated Limited Liability Company Agreement dated as of October 8, 2003, between UST XI Dearborn, Ltd and Prime Group Realty, L.P.

          99.4 Management and Leasing Agreement dated as of October 8, 2003, by and between Dearborn Center, L.L.C. and Prime Group Realty Services, Inc.

          99.5 Earnout Guaranty dated as of October 8, 2003, by Estein & Associates USA, Ltd. for the benefit of Prime Group Realty, L.P.

          99.6 Indemnification Agreement dated as of October 8, 2003 by Prime Group Realty, L.P. for the benefit of UST XI Dearborn, Ltd. and Dearborn Center, L.L.C.

          99.7 Existing Tenant Improvements and Citadel Cash Escrow Agreement dated as of October 8, 2003, among Prime Group Realty, L.P., UST XI Dearborn, Ltd., Dearborn Center, L.L.C. and Near North Title Insurance Company

          99.8 Promissory Note dated as of October 1, 2003 from Dearborn Center, L.L.C. to Landesbank Hessen-Thuringen Girozentrale.

          99.9 Loan Agreement dated as of October 1, 2003, by and between Dearborn Center, L.L.C., and Landesbank Hessen-Thuringen Girozentrale.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: October 23, 2003                     By:    /s/  Stephen J. Nardi
                                                   ---------------------

                                                   Stephen J. Nardi
                                                   Chairman

                                                                   EXHIBIT 99.1



                     INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                            Prime Group Realty Trust
                    Unaudited Pro Forma Consolidated Financial Statements:

Basis of Presentation

Pro Forma Consolidated Balance Sheet as of June 30, 2003


Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2003

Notes to Pro Forma Consolidated Financial Statements

                            PRIME GROUP REALTY TRUST
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION
                                   (unaudited)


The following unaudited pro forma consolidated financial statements as of June 30, 2003, and for the six months ended June 30, 2003, reflect the financial position and results of operations of the Company after giving effect to the transaction described in Item 2 of this filing.

These unaudited pro forma statements have been prepared by the Company based upon assumptions identified in the related footnotes. The pro forma adjustments presented herein are shown for comparative purposes only, and the Company's financial statements will reflect the transactions only from the transaction date of October 8, 2003. The unaudited pro forma statements are based on the previously reported historical financial statements of the Company and should be read in conjunction with those financial statements and the related footnotes included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003.

The unaudited pro forma consolidated balance sheet assumes the transaction took place on June 30, 2003. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2003 assumes the transaction took place on January 1, 2003.

                            Prime Group Realty Trust
                      Pro Forma Consolidated Balance Sheet
                                  June 30, 2003
                                   (Unaudited)
                             (Dollars in thousands)


                                                        PGRT       Bank One    Pro Forma      Pro
                                                     Historical(1)  Center(2) Adjustments(3) Forma
                                                     ---------------------------------------------------
Assets
 Real estate, at cost:
  Land............................................. $  169,188 $   (22,622) $         -  $   146,566
  Building and improvements........................    952,973    (288,636)           -      664,337
  Tenant improvements..............................    110,572     (40,729)           -       69,843
  Furniture, fixtures and equipment................     10,265         (23)           -       10,242
                                                     ---------------------------------------------------
                                                     1,242,998    (352,010)           -      890,988
  Accumulated depreciation.........................   (118,605)      3,240            -     (115,365)
                                                     ---------------------------------------------------
                                                     1,124,393    (348,770)           -      775,623
  Property held for development....................     22,568           -            -       22,568
                                                     ---------------------------------------------------
                                                     1,146,961    (348,770)           -      798,191

Investments in unconsolidated entities.............      1,239           -       43,442       44,681
Cash and cash equivalents..........................      8,686           -       72,561       81,247
 Receivables, net of allowance of $2,243...........
    Tenant.........................................      1,939      (2,211)           -         (272)
    Deferred rent..................................     21,799      (2,006)           -       19,793
    Other..........................................        262           -            -          262
Restricted cash escrows............................     83,329      (4,675)           -       78,654
Deferred costs, net................................     52,801     (33,132)           -       19,669
Other..............................................      3,596           -            -        3,596
                                                     ---------------------------------------------------
Total assets....................................... $1,320,612  $ (390,794)  $  116,003   $1,045,821
                                                     ===================================================

Liabilities and Shareholders' Equity
Mortgages and notes payable........................ $  590,600  $        -   $       -    $  590,600
Bonds payable......................................     24,900           -            -       24,900
Construction financing.............................    238,171    (238,171)           -            -
Accrued interest payable...........................      6,548      (2,581)           -        3,967
Accrued real estate taxes..........................     40,982      (5,130)           -       35,852
Accrued tenant improvement allowances..............     22,185     (18,546)           -        3,639
Accounts payable and accrued expenses..............     19,119           -            -       19,119
 Construction costs payable, including retention of      7,804      (7,804)           -            -
 $2,495............................................
Liabilities for leases assumed.....................     16,771           -            -       16,771
Deficit investment in unconsolidated entity........      3,290           -            -        3,290
Other..............................................      8,807           -            -        8,807
                                                     ---------------------------------------------------
Total liabilities..................................    979,177    (272,232)           -      706,945
                                                     ---------------------------------------------------
Minority interests--Operating Partnership...........    29,047           -            -       29,047
Shareholders' equity...............................    312,388    (118,562)     116,003      309,829
                                                     ---------------------------------------------------
Total liabilities and shareholders' equity......... $1,320,612  $ (390,794)  $  116,003   $1,045,821
                                                     ===================================================


                            Prime Group Realty Trust
                 Pro Forma Consolidated Statement of Operations
                         Six Months Ended June 30, 2003
                                   (Unaudited)
                             (Dollars in Thousands)


                                                        PGRT      Bank One     Pro Forma      Pro
                                                     Historical(1) Center(2)  Adjustments(3)  Forma
                                                     ---------------------------------------------------
Revenue:
Rental............................................. $   53,266  $  (11,438)  $        -   $   41,828
Lease termination fees.............................     31,226           -            -       31,226
Tenant reimbursements..............................     29,990      (4,349)           -       25,641
Other property revenues............................      2,533         (92)           -        2,441
Services Company revenue...........................      1,465           -            -        1,465
                                                     ---------------------------------------------------
Total revenue........................................  118,480     (15,879)           -      102,601

Expenses:
Property operations................................     22,616      (2,345)           -       20,271
Real estate taxes..................................     20,760      (2,740)           -       18,020
Depreciation and amortization......................     19,445      (3,735)           -       15,710
General and administrative.........................      4,946           -            -        4,946
Services Company operations........................      1,167           -            -        1,167
Strategic alternative costs........................        473           -            -          473
                                                     ---------------------------------------------------
Total expenses.....................................     69,407      (8,820)           -       60,587
                                                     ---------------------------------------------------
Operating income...................................     49,073      (7,059)           -       42,014
Other income.......................................      2,094           -            -        2,094
Interest:
  Expense..........................................    (29,763)      7,802            -      (21,961)
  Amortization of deferred financing costs.........     (2,950)          -            -       (2,950)
                                                     ---------------------------------------------------
Income from continuing operations..................  $  18,454  $     743    $        -   $   19,197
                                                     ===================================================


                            Prime Group Realty Trust
                       Notes to Consolidated Balance Sheet
                            Historical and Pro Forma
                                  June 30, 2003


1) Represents the Company's historical consolidated balance sheet as of June 30, 2003, which includes its 100% ownership of the Property.

2) Represents the elimination of the Company's 100% historical ownership amounts related to the Property being sold to its new joint venture partner. In connection with the sale, the Company's existing construction financing will be repaid and the Venture will obtain new financing.

3) Represents the net proceeds received from the sale of the Company's 70% interest in the Property and its investment balance in the Venture. The investment in unconsolidated entities balance represents the Company's estimated initial investment balance as of the date of sale. The net adjustment to shareholders' equity reflected in the pro forma balance sheet represents the net effect of adjustments 2 and 3 described above. The actual net adjustment to shareholders' equity will be based upon the gain or loss the Company recognizes on the sale.

     Subsequent to October 8, 2003, the Company will recognize its ownership in the Venture on the equity method of accounting.

                            Prime Group Realty Trust
                  Notes to Consolidated Statement of Operations
                            Historical and Pro Forma
                         Six Months Ended June 30, 2003

1) Represents the Company's historical consolidated statement of operations for the six months ended June 30, 2003, which includes the Company's 100% ownership of the Property. The Company had no historical operating results related to the Property prior to January 1, 2003.

2) Represents the elimination of 100% the Company's historical operating results related to Property.

3) On a going forward basis, the Company will recognize its ownership in the Venture on the equity method of accounting. The adjustment reflected represents the Company's 30% share of the operating results as if the Property had been owned by the Venture as of January 1, 2003, subject to the new Venture agreement. The Company's share of operations of the Venture were calculated based upon the Company's historical operating results, adjusted for interest expense related to the Venture's New Loan. As a result of the New Loan reducing interest expense and the effects of the new Venture agreement, the Company did not recognize any equity pick-up for the six months ended June 30, 2003.